EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the inclusion in this Registration Statement of NATIONAL COAL CORP. on Form SB-2 of our report dated February 13, 2004 on the consolidated financial statements of NATIONAL COAL CORP. for the fiscal year ended December 31, 2003.



                                            /s/ Gordon, Hughes & Banks, LLP
                                            -------------------------------
                                            GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
January 20, 2005